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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):       January 4, 2002







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                                      1-12084                                     34-1559357
(State of incorporation)                    (Commission File Number)                    (IRS Employer identification No.)

     300 Madison Avenue
        Toledo, Ohio                                                                    43604
(Address of principal executive offices)                                                (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







                                   Page 1 of 2


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ITEM 5.  OTHER INFORMATION
--------------------------


         On January 4, 2002 Libbey Inc. (the "Company") through a press release announced that the United States Federal Trade Commission (FTC) today agreed to delay filing its complaint in the United States Federal District Court challenging the legality of Libbey's proposed acquisition of the Anchor Hocking business of Newell Rubbermaid until January 14, 2002. This delay was granted by the FTC to allow Libbey and Newell Rubbermaid to continue to evaluate options to complete the purchase on terms that are acceptable to the parties and the Federal Trade Commission.


         (c)      EXHIBITS

         Exhibit
            No.                            Description
            ---                            -----------

            99            Text of press release dated January 4, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        LIBBEY INC.
                                        Registrant





Date:    January 7, 2002                By:      /s/ Kenneth G. Wilkes
     ----------------------                -------------------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        (Principal Accounting Officer)








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                                EXHIBIT INDEX

  Exhibit No.                    Description                           Page No.
  -----------                    -----------                           --------



       99          Text of press release dated January 4, 2002.         E-1